Acquisitions - Pro-Forma Financial Information and Actual Results of Acquisition (Detail) (MidSouth Bank [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
MidSouth Bank [Member]
Business Acquisition [Line Items]
Net interest income	$ 41,312	$ 32,022
Net income available to common shareholders	$ 8,055	$ 5,722
Earnings per share-basic	$ 1.04	$ 0.88
Earnings per share-diluted	$ 1.02	$ 0.87